                                                                     Exhibit 4.2
                                e v o k e (TM)
                          c o m m u n i c a t i o n s


     Number                                                     Shares
                      Evoke Communications, Inc.
EC____________                                             ________________

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                 COMMON STOCK


                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                                      CUSIP 30048Q 10 3

--------------------------------------------------------------------------------
THIS IS TO CERTIFY THAT






is the owner of
--------------------------------------------------------------------------------

 fully paid and non-assesable shares, $.0015 par value, of the COMMON STOCK of

=========================Evoke Communications, Inc.=============================

(hereinafter called the "Corporation"), transferable on the books of the Corporation in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation and all amendments thereto (copies of which are on file at the principal office of the Corporation), to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:


                _________________________________________
                                SECRETARY


                _________________________________________
                         CHIEF EXECUTIVE OFFICER

              [Corporate Seal of Evoke Communications, Inc.]

COUNTERSIGNED AND REGISTERED;

                 NORWEST BANK MINNESOTA, N.A.

BY                             TRANSFER AGENT AND REGISTRAR

                                       AUTHORIZED SIGNATURE

[Back Page] The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Corporation of the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                          UNIF GIFT MIN ACT-_________________Custodian________________
TEN ENT - as tenants by the entireties                                        (Cust)                    (Minor)
JT TEN  - as joint tenants with right of                                  under Uniform Gifts to Minors
          survivorship and not as tenants                                 Act__________________________
          in common                                                                   (State)
                                                        UNIF TRANSF MIN ACT-_________________Custodian________________
                                                                                 (Cust)                    (Minor)
                                                                          under Uniform Transfers to Minors
                                                                            Act__________________________
                                                                                        (State)



    Additional abbreviations may also be used though not in the above list.

    For Value Received,_________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________________________________



                                ________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature Guaranteed:

____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.